EXHIBIT 23.2




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



To Griffon Corporation:


     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated November 6, 2001 included in Griffon Corporation's Form 10-K for the year ended September 30, 2001 and to all references to our Firm included in this registration statement.


                                       /s/ Arthur Andersen LLP
                                       ARTHUR ANDERSEN LLP


May 14, 2002
Roseland, New Jersey